Fueling State Street’s Growth

Ronald E. Logue

President and Chief Operating Officer

[LOGO]	STATE STREET.
For Everything You Invest InTM

STATE STREET.

Reminder

This presentation includes discussion of State Street Corporation’s financial and business goals and strategies, which may be perceived as “forward-looking statements” as defined by Federal Securities Laws. Actual results could differ materially, and there can be no assurance that goals will be achieved. For a discussion of some of the factors that may affect State Street’s goals, please see the 2002 annual report and subsequent SEC filings, especially the sections captioned “Financial Goals and Factors That May Affect Them,” and any subsequent Securities and Exchange Commission filings.

STATE STREET.

Agenda

Building on a Solid Foundation of Growth	Continuing to Grow Core Business	Integrating GSS	Investing in Strategic Opportunities

Fueling State Street’s Growth

STATE STREET.

We Are an Important Part of the

Global Financial Services Infrastructure

■	We are the largest institutional investment manager in the world

■	We service

–	47% of all US mutual funds (calculating five times the number of fund prices daily as our next largest competitor)

–	29% of US pension funds

–	18% of Canadian mutual funds

–	24% of UK collective funds (including pension funds)

–	25% of German depot bank market

STATE STREET.

Building on a Solid

Foundation of Growth

CAGR 1997-2002
Total funds serviced	9.7%
European funds serviced	16.4%
Global assets managed	14.4%
Electronic shares traded	46.0%

STATE STREET.

Building on a Solid Foundation of Growth

Operating Earnings Per Share*

$
2.50
2.00
1.50
1.00
0.50
0.00
0.51
1.16
1.85
2.08
2.20
2.12
92
93
94
95
96
97
98
99
00
01
02

STATE STREET.

Building on a Solid

Foundation of Growth

Operating Earnings Per Share*

[Graphic]

*	Operating earnings as defined in State Street Corporation SEC filings.

STATE STREET.

Our Financial Goals

Primary Goal	■ Sustainable real growth in earnings per share

Supporting Goals	■ Revenue: 12.5% real CAGR, 2000-2010 ■ Operating ROE: 13-15% in 2003 and 2004

STATE STREET

Our Strategy for Continued Growth

1 Continue to grow in core businesses

- Investment servicing
- Investment Management
- Trading services
- Research and analytics

+

2 Reduce expenses, leverage scale

+

3 Integrate GSS

+

4 Invest in strategic opportunities

STATE STREET.

Our Strategy for Continued Growth

1	2	3	4
Continue to grow in core businesses	Reduce expenses, leverage scale	Integrate GSS	Invest in strategic opportunities

■ Investment servicing	■ Reduce baseline expenses by $125 million by end of 2003	■ Successfully convert clients	■ Equity Trading Services

■ Investment Management		■ Reduce operating expenses by $125-150 million by the end of 2003	■ Alternative Investment Services

■ Trading services			■ Investment Operations Services

■ Research and analytics			■ Wealth Manager Services

STATE STREET.

Continuing to Grow

Core Business

STATE STREET.

Investment Management
New Relationships with Clients

04/01/2002 – 03/31/2003

Assets ($US billions)

$116.9

Key Wins

- Banco Central de Chile
- BBC Pension Trust Limited
- Credit Suisse Private Banking
- Missouri Public Schools Retirement System
- Norges Bank
- NSTAR
- PGGM
- Royal Liver Assurance Limited
- Towers Perrin
- UPS
- Zorgverzereraar VGZ

STATE STREET.

Investment Management

New Relationships with Clients

04/01/2002 – 03/31/2003

Assets ($US billions)

$116.9

Key Wins

Banco Central de Chile	NSTAR
BBC Pension Trust Limited	PGGM
Credit Suisse Private Banking	Royal Liver Assurance Limited
Missouri Public Schools Retirement	Towers Perrin
System	UPS
Norges Bank	Zorgverzereraar VGZ

STATE STREET.

Investor Services
New Relationships with Clients

04/01/2002 – 03/31/2003

Assets ($US billions)
$355

Key Client Wins

AXA
Clarington Funds Inc.
James Irvine Foundation
Ohio Public Employee's Retirement System
Texas Municipal
Texas Teachers Retirement System

Key European Wins

Allianz Dresdner AM, Luxembourg
Aventis Pensionstreuhand e. V.
Deutscher Ring Versicherungen
Lifeyrissjodur Starfsmanna Rikisins
Second Swedish National Pension Fund
Swiss Life AM, Belgium
Tate & Lyle Group Pension Scheme

STATE STREET.

Investor Services

New Relationships with Clients

04/01/2002 – 03/31/2003

Assets ($US billions)

$355

Key Client Wins

AXA	Ohio Public Employee’s Retirement
Clarington Funds Inc.	System
James Irvine Foundation	Texas Municipal
Texas Teachers Retirement System

Key European Wins

Allianz Dresdner AM, Luxembourg	Second Swedish National Pension Fund
Aventis Pensionstreuhand e. V.	Swiss Life AM, Belgium
Deutscher Ring Versicherungen	Tate & Lyle Group Pension Scheme
Lifeyrissjodur Starfsmanna Rikisins

STATE STREET.

Investor Services

Competitive Wins and Losses

	01/01/2001 – 03/31/2002		04/01/2002 – 03/31/2003
	Assets Won From ($US billions)	Assets Lost To ($US billions)	Assets Won From ($US billions)	Assets Lost To ($US billions)
BoNY	67	56	10	41
Citibank	5	83	40	1
Deutsche	86	3	23	0
JPMorgan Chase	123	12	45	12
Northern	5	4	83	9
Mellon	20	9	13	33
PFPC	161	0	1	2
All Others	181	15	140	56

TOTAL	648	182	355	154

STATE STREET.

Investor Services

Accounting Wins

04/01/2002 – 03/31/2003

	Assets Related to Fund Accounting Servicing ($US billions)	Previous Provider
Scudder Investments	$135	Internal
G.E. Asset Management	$64	Internal
A Large Insurance Company	$30	Mellon
Schroders UK	$20	Deutsche
Dwight Asset Management	$15	Internal
Phoenix Life Insurance Company	$14	Internal
Minnesota Mutual	$5	Internal

STATE STREET.

Investor Services

New Relationships with Clients

Transfer Agency

04/01/2002 – 03/31/2003

# of Shareholder Accounts

4,068,527

Key Client Wins

Alberta Treasury	Logix
Clarington	SEI
Calvert 529 Plan	TIAA 529 Plan Mississippi
Citigroup 529 Plans	T. Rowe Price
Lehman	Van Kampen Funds

Key European Wins

Allianz Dresdner	Royal London
Cofunds	Schroders UK
ISIS	Tunbridge Wells
Prudential/ M&G

STATE STREET.

Reducing Expenses

Leveraging Scale

STATE STREET.

Our Plan

Goal: To Eliminate $125 Million in Cost This Year

■	We reduced rate of expense growth in ‘00, ‘01, and ‘02

■	We are projecting expenses below $705 million of baseline expenses in Q1

–	Down approximately $15 million in Q2
–	Down approximately $55 million in Q3 & Q4

■	Our program to reduce staff expense is in process

–	Initial response to voluntary separation program very positive
–	One-time cost anticipated to exceed previously-announced range ($125-175 million)
–	Update to follow after program completion
–	Realignment will increase efficiency and strengthen service

■	We are strategically leveraging our scale and organizational talent

STATE STREET.

Integrating GSS

STATE STREET.

Operating Goals Today

State Street Communications	Current Outlook
“…Pre-tax cost savings of approximately $125-150 million in the first full year after close…” – November 5, 2002	“State Street is ahead of schedule in reducing GSS expenses, and expects to meet or exceed its targets for cost savings.” – Apil 15, 2003

“The company expects to reduce its overall workforce, primarily in the US, over a 12-18 month period beginning in June 2003, by approximately 1,000 employees.” – February 12, 2003	Majority of headcount reductions slated for Q3 and Q4 2003, predominantly occurring in US Securities Services by year-end.

“…successfully migrate clients to State Street, retaining 90% of the total revenue…” – February 3, 2003

“Our integration of GSS is proceeding smoothly. We have met with clients representing more than 75% of GSS available revenue, and feel confident that these clients appreciate the value of State Street’s commitment to investment servicing and the full spectrum of sophisticated services we provide. We began converting clients to our systems in February, and are planning to increase the pace of conversions substantially through this summer and fall.”

– April 15, 2003

STATE STREET

GSS Client Composition % of Total Revenue

As of March 31, 2003

29%
Remaining Clients
$170M
28%
Deutsche Asset Mgmt (DeAM)
$159M
$93M
$153M
16%
Top 26-100 Clients
27%
Top 25 Clients

STATE STREET.

GSS Client Composition

% of Total Revenue

As of March 31, 2003

1,320 Total Clients

$1.9T Total AUC

$575M Total Revenue

[PIE CHART]

■	Top 100 clients plus DeAM represent 71% of total revenue

■	10-year contract for DeAM business

STATE STREET.

Client Retention Outlook
DeAM

As of June 1, 2003

Total Revenue

4/15
6/1
100%
Remaining Client Relationships
29%
Top 26 - 100
16%
Top 25
27%
DeAM
28%
28%
28%

Retention Status

Revenue
$159M
Firm Commitment 100%

STATE STREET.

Client Retention Outlook

DeAM

As of June 1, 2003

Total Revenue	Retention Status
[GRAPHIC]	[PIE CHART]

STATE STREET

Client Retention Outlook
Out of Scope

As of June 1, 2003

Total Revenue
4/15
6/1
Out of Scope
11%
11%
11%
100%
Remaining Client Relationships
29%
Top 26 - 100
16%
Top 25
27%
DeAM
28%
28%
28%

Retention Status
Out of Scope 11%
$60M
Revenue
Firm Commitment 100%
$159M

STATE STREET.

Client Retention Outlook

Out of Scope

As of June 1, 2003

Total Revenue	Retention Status
[GRAPHIC]	[PIE CHART]

STATE STREET.

Client Retention Outlook
Top 25

As of June 1, 2003

Total Revenue

4/15
6/1
Out of Scope
11%
100%
Remaining Client Relationships
29%
Top 26 - 100
16%
Top 25
27%
DeAM
28%
11%
11%
18%
22%
28%
28%

Retention Status

In Discussion
28% - 11%
Converted
2% - 2%
Firm Commitment
23% - 37%
Lost
6% - 6%
Revenue
$153M
Optimistic
41% - 44%

STATE STREET.

Client Retention Outlook

Top 25

As of June 1, 2003

Total Revenue	Retention Status
[GRAPHIC]	[PIE CHART]

STATE STREET.

Client Retention Outlook
Top 26 – 100

As of June 1, 2003

Total Revenue

Out of Scope
11%
100%
Remaining Client Relationships
29%
Top 26 - 100
16%
Top 25
27%
DeAM
28%

4/15	6/1
11%	11%
13%	15%
18%	22%
28%	28%

Retention Status

Lost
4% - 6%
Converted
2% - 7%
In Discussion
13% - 4%
Revenue
$93M
Optimistic
48% - 58%
Firm Commitment
33% - 25%

STATE STREET.

Client Retention Outlook

Top 26 – 100

As of June 1, 2003

Total Revenue	Retention Status
[GRAPHIC]	[PIE CHART]

STATE STREET

Client Retention Outlook
Remaining Clients

As of June 1, 2003

Total Revenue

4/15 6/1
Out of Scope
11%
11% 11%
100%
79% 89%
Remaining Client Relationships
29%
20% 24%
Top 26 - 100
16%
13% 15%
Top 25
27%
18% 22%
DeAM
28%
28% 28%

Retention Status

Firm Commitment
12% - 34%
Converted
11% - 12%
Lost
3% - 6%
In Discussion
28% - 12%
Revenue
$170M
Optimistic
46% - 36%

STATE STREET.

Client Retention Outlook

Remaining Clients

As of June 1, 2003

Total Revenue	Retention Status
[GRAPHIC]	[PIE CHART]

STATE STREET.

Loss Status

As of June 1, 2003

	Clients Lost		Assets ($B)		Revenue($M)		% of Total Revenue
	4/15	6/1	4/15	6/1	4/15	6/1	4/15	6/1
Top 25	1	1	19.5	19.5	5.3	5.3	.92%	.92%
Top 26-100	4	5	83.0	85.7	3.4	4.0	.59%	.70%
Remaining	30	44	45.3	68.4	5.2	6.4	.90%	1.11%
Partial Losses	—	—	—	—	3.5	3.5	.60%	.60%

TOTAL	—	50	147.8	173.6	$17.4M	$19.2	3.01%	3.33%

STATE STREET.

Projected Payment Schedule

		11/2002		01/31/2003		03/31/2003		01/31/2004
Assets		$2.2T	**	$2.2T	**	$1.9T		$	XXT
Total Revenue*		$700M		$620M	***	$575M	***	$	XX
	PURCHASE PRICE	$1.5B		$1.5B
Payment	UPFRONT			$1.1B
	HOLDBACK	—		$400M				$	XX

*	Approximate total revenues are based on annualized projected results.
**	Assets based on 8/31/02
***	Excludes delayed closings

STATE STREET.

Investing in Strategic

Opportunities

Equity Trading Services

Alternative Investment Servicing

Investment Operations Services

Wealth Manager Services

STATE STREET.

Investing in Strategic Opportunities

Equity Trading Services

■ Net Equity Trading Revenue up 41%*
Business	■ Transition Management Revenue up 58%*
Growth	■ Electronic Equity Trading Volumes (shares traded) up75%*

■ Our top 100 clients control over 50% of the world’s AUM**
Client	■ 19 of the world’s 20 largest asset managers are our clients
Relationships	■ State Street has managed transitions for over 50% of ensions & Investments Top 100 plan sponsors
■ Over the past four years, 89% of our clients returned to perform another transition
■ In 2002 we added and/or enhanced over 200 trading relationships and completed 700 transitions

*	Year- over- year growth 12 months ending 03/31/03
**	P&I Watson Wyatt World’s Top 500 Money Managers as of 12/31/01

STATE STREET.

Investing in Strategic Opportunities

Equity Trading Services

■ Industry’s largest Public Pension Fund Transition – $30 Billion
■ Industry’s largest Endowment Transition – $23 Billion
■ A major transition for a large Public Fund in Japan
Leader in	■ Ratings in Global Investor 2003 Transition Management Survey
Transition	– # 1 Best Risk Control
Management	– # 1 (tied) Best Operational Efficiency
– # 2 Best Analysis and # 2 Best Reporting Capability
– # 2 (tied) Best Liquidity

STATE STREET

Investing in Strategic Opportunities

Alternative Investment Servicing

Market Overview

Competitive Advantages

- Leverages existing expertise
- Serves existing client base
- Opens opportunities for a new client base

* As of YE 2002. Source: Van Hedge

** New River

STATE STREET.

Investing in Strategic Opportunities

Alternative Investment Servicing

Market	■ Hedge Fund Market Today = $650.0 billion*
Overview	■ Projection by 2010 = Over $2.0 trillion**

■ Leverages existing expertise
Competitive	■ Serves existing client base
Advantages	■ Opens opportunities for a new client base

*	As of YE 2002. Source: Van Hedge
**	New River

STATE STREET.

Investing in Strategic Opportunities

Alternative Investment Servicing

Business Update	■ Purchased IFS in July 2002
■ Installed $10 billion in new assets currently servicing $45 billion

Key Client Wins	■ CALPERS
■ Wellington Hedge Management
■ AQR Capital Management LLC
■ Brevan Howard Asset Management LLP

STATE STREET.

Investing in Strategic Opportunities

Investment Operations Services

04/01/2002 – 03/31/2003

Business Update	■ Largest investment operations outsourcer currently servicing over $530 billion in assets globally
■ The only investment operations provider supporting a global asset manager in six domiciles on a single platform

Key Client Wins	■ J&W Seligman
■ Swiss Life Asset Management (Belgium)

STATE STREET.

Investing in Strategic Opportunities

Wealth Manager Services

Strategy	■ Outsourcing internal operations of global HNW investment managers
■ Focused on two market segments

Private Client Outsourcing	■ $27T held by high net worth individuals worldwide, estimated to grow 8-10% per year*
■ Wealth managers looking for scaleable, integrated, global/local infrastructure, and dedicated partner

Managed Accounts	■ Market growing 20%-30% per year with US$1T in assets estimated by 2005*
■ Wealth managers looking for unlimited product distribution, operations capabilities and expertise, more control over trading and execution

*	Source: The Boston Consulting Group-Global Wealth 2002

STATE STREET.

Investing in Strategic Opportunities

Wealth Manager Services

04/01/2002 – 03/31/2003

Business Update	■ Grown assets serviced from $0 to $94 billion in 12 months

Key Client Wins	■ 16 new clients, including J & W Seligman
■ Broad based success across all segments
– 12 Private Clients
■ 8 US
■ 3 European
■ 1 Canadian
– 4 Managed Accounts

STATE STREET.

Fueling State Street’s Growth

Summing Up

Our core business is rock-solid.

We’re continuing to win business worldwide.

We are meeting our GSS revenue retention targets and cost reduction goals.

Our new strategic businesses are growing rapidly.

Thank You

STATE STREET.
For Everything You Invest In™

Thank You

[LOGO]	STATE STREET.
For Everything You Invest InTM